UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Emeritus Corporation

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EMERITUS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 14, 2006

To the Shareholders of Emeritus Corporation:

The annual meeting of shareholders of Emeritus Corporation will be held in the South Cascade Room of the Harbor Club, Norton Building, 801 Second Avenue, 17th Floor, Seattle, Washington 98104, on Wednesday, June 14, 2006, at 10:00 a.m., local time, and any adjournments thereof, to consider and act upon the following matters:

1.	To elect two directors into Class I of the Board of Directors.

2.	To approve the Emeritus 2006 Equity Incentive Plan.

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2006.

4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors recommends that you vote FOR the election of the director nominees, FOR the Emeritus Corporation 2006 Equity Incentive Plan and FOR the ratification of appointment of KPMG LLP as our independent registered public accounting firm.

The Board of Directors has fixed the close of business on April 14, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. Shareholders are cordially invited to attend the annual meeting in person.

By Order of the Board of Directors

/s/ Daniel R. Baty

Daniel R. Baty
Chairman of the Board
and Chief Executive Officer

Seattle, Washington

April 28, 2006

EMERITUS CORPORATION

3131 Elliott Avenue, Suite 500
Seattle, Washington 98121

PROXY STATEMENT

This proxy statement and the enclosed proxy card, which was first mailed to our shareholders on or about May 12, 2006, is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors for the annual meeting of shareholders to be held at the South Cascade Room of the Harbor Club, Norton Building, 801 Second Avenue, 17th Floor, Seattle, Washington 98104, on Wednesday, June 14, 2006, at 10:00 a.m., local time and any adjournments or postponements of the annual meeting. You may revoke your proxy in writing at any time before it is exercised by filing with our Corporate Secretary a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the annual meeting and voting in person. If the enclosed form of proxy is properly executed and returned, it will be voted in accordance with the instructions given, unless revoked.

As of April 14, 2006, the record date for the annual meeting, there were 17,890,534 shares of common stock issued and outstanding. Holders of common stock are entitled to one vote for each share. Therefore the total number of votes entitled to be cast at the annual meeting is 17,890,534 votes. Holders of common stock representing a majority of total votes entitled to be cast, present in person or represented by proxy, will constitute a quorum.

Directors will be elected by a plurality of the votes present by proxy or in person at the annual meeting. Shareholders are not entitled to cumulate votes in the election of directors. The proposal to ratify the appointment of the accountants will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. The 2006 Equity Incentive Plan will be approved if a majority of the total votes cast on the proposal vote to approve the plan.

Abstention from voting on any of the proposals will not affect the outcome of the proposal since no vote will have been cast for the proposal. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares as to which instructions are not given with respect to the election of directors and the ratification of the appointment of accountants. Brokers do not have discretionary authority to vote on the proposal to approve the 2006 Equity Incentive Plan but broker non-votes will not affect the outcome of this proposal. Abstentions and broker non-votes will be counted for purposes of determining whether there is a quorum at the annual meeting.

We will bear the cost of soliciting proxies. Certain of our directors, officers, and regular employees, without additional compensation, will solicit proxies personally or by telephone or facsimile. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares of common stock for their expenses in forwarding solicitation materials to such beneficial owners.

As of the date hereof, we are not aware of any matters to be voted upon at the annual meeting other than as stated in the accompanying Notice of Annual Meeting of Shareholders. The accompanying proxy gives discretionary authority to the person named therein to vote the shares in his best judgment if any other matters are properly brought before the annual meeting.

PROPOSAL FOR ELECTION OF DIRECTORS

(PROPOSAL 1)

The Board of Directors is divided into three classes. One class is elected each year by the shareholders. At the annual meeting, two directors will be elected to serve for a term of three years, expiring on the date of the annual meeting of shareholders in 2009. All of the nominees are currently directors. If elected, the nominees will continue in office until a successor has been elected or until resignation or removal in the manner provided by our Bylaws. The names of directors nominated for the terms, as well as the directors whose terms will continue after the annual meeting, are listed below.

Pursuant to a shareholders’ agreement dated as of December 10, 1999, we and Mr. Baty have agreed to take all necessary action to elect a number of directors selected by Saratoga Partners IV, L.P. that constitutes not less than the percentage of the entire Board that equals Saratoga's percentage ownership of our voting securities. Based on a Board of eight directors, Saratoga is entitled to select at least three directors, but has thus far chosen to select only two. Since 1999, Messrs. Niemiec and Durkin have been nominated and elected under this arrangement.

Nominees for Election

Class I Directors (terms to expire in 2009)

Robert E. Marks (age 54), has been a director of Emeritus since July 2005, when he was appointed to the Board. From 1994 to the present, Mr. Marks has been the President of Marks Ventures, LLC, a private equity investment firm. He is a director and Chairman of the Board of Denny's Corporation and a director of Soluol Chemical Company and Brandrud Furniture Company, as well as a member of the Board of Trustees of the Fisher House Foundation and The International Rescue Committee.

David W. Niemiec (age 56), has served as a director of Emeritus since December 30, 1999. From September 1998 to November 2001, Mr. Niemiec was a Managing Director of Saratoga Management Company LLC, the manager of a group of private equity investment funds operated under the name of Saratoga Partners. Currently, he acts as an advisor to the group. Prior to joining the Saratoga Group, he worked at the investment banking firm of Dillon, Read & Co. beginning in 1974 and served as its Vice Chairman from 1991 through September 1997, when the firm was acquired by Swiss Bank Corporation. From September 1997 to February 1998, he was Managing Director of the successor firm, SBC Warburg Dillon Read, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES

Continuing Directors

Class II Directors (terms to expire in 2007)

Stanley L. Baty (age 34), has served as a director since September 2004. Mr. Baty is the son of Daniel R. Baty, Chairman of the Board and Chief Executive Officer. Stanley L. Baty is the Vice President for Columbia Pacific Management, Inc. (“CPM”), where he is responsible for real estate related investment decisions. Prior to that, from 1994 to 1996, Mr. Baty was a financial analyst for Nomura Securities Corporation.

Raymond R. Brandstrom (age 53), one of Emeritus's founders, has served as a director since its inception in 1993. From 1993 to March 1999, Mr. Brandstrom also served as Emeritus's President and Chief Operating Officer. In March 2000, Mr. Brandstrom was elected Vice President of Finance, Chief Financial Officer and Secretary of Emeritus. From May 1992 to October 1996, Mr. Brandstrom served as President of Columbia Pacific Group, Inc. and CPM. From May 1992 to May 1997, Mr. Brandstrom served as Vice President and Treasurer of Columbia Winery, a company previously affiliated with Mr. Baty that is engaged in the production and sale of table wines.

T. Michael Young (age 61), has been a director of Emeritus since April 2004, when he was appointed to the Board. He is the Chairman of the Board of Directors of Metal Supermarkets (Canada), Ltd., a privately-held metal distributor with locations in the United States, Canada, Europe, and the Middle East, and has held this position since December 2005. From December 2002 through December 2005 he was President and Chief Executive Officer of that company. In October 2003, he was elected to the Board of Directors of that company. Prior to that, from June 1998 to May 2002, Mr. Young was Chairman of the Board of Transportation Components, Inc., a publicly-held distributor of replacement parts for commercial trucks and trailers, and also served as its President and Chief Executive Officer from June 1998 to May 2001. On May 7, 2001, Transportation Components filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division. The company was later liquidated in June 2002. In March 2005, Mr. Young joined the Board of Directors of Restoration Hardware, Inc., a public company whose shares are traded on the NASDAQ Exchange. Mr. Young is a Certified Public Accountant and former partner of Arthur Andersen & Co.

Class III Directors (term to expire in 2008)

Daniel R. Baty (age 62), one of Emeritus's founders, has served as its Chief Executive Officer and as a director since its inception in 1993 and became Chairman of the Board in April 1995. Mr. Baty also has served as the Chairman of the Board of Holiday Retirement Corporation since 1987 and served as its Chief Executive Officer from 1991 through September 1997. Since 1984, Mr. Baty has also served as Chairman of the Board of Columbia Pacific Group, Inc. and, since 1986, as Chairman of the Board of Columbia Pacific Management, Inc (“CPM”). Both of these companies are wholly owned by Mr. Baty and are engaged in developing independent living facilities and providing consulting services for that market. Mr. Baty is the father of Stanley L. Baty, a current director of our company.

Bruce L. Busby (age 62), has been a director of Emeritus since April 2004, when he was appointed to the Board. Mr. Busby served as Chairman and Chief Executive Officer of The Hillhaven Corporation prior to its merger with Vencor, Inc. in 1995, when he retired. Hillhaven was a publicly-held operator of skilled nursing facilities based in Tacoma, Washington, and prior to its merger, it operated 350 facilities in 36 states. During his tenure with Hillhaven, Mr. Busby served as the Chief Executive Officer and as a director beginning in April 1991 and as that company’s Chairman of the Board from September 1993 until the merger with Vencor. Mr. Busby, who has been a Certified Public Accountant for over thirty years, has been retired since 1995.

Charles P. Durkin, Jr. (age 67), has served as a director of Emeritus since December 30, 1999. Mr. Durkin is one of the founders of Saratoga Partners, a private equity investment firm. Since Saratoga's formation as an independent entity in September 1998, he has been a Managing Director of Saratoga Management Company LLC, the manager of the Saratoga Partners funds. Prior to that, from September 1997, he was a Managing Director of SBC Warburg Dillon Read, Inc., the successor entity to Dillon, Read & Co., where Mr. Durkin started his investment banking career in 1966 and became a Managing Director in 1974.

Information on Committees of the Board of Directors and Meetings

The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. A majority of our Board of Directors is composed of independent directors, who each meet the independent listing standards of the American Stock Exchange.

The Audit Committee.  Our Audit Committee currently consists of Messrs. Busby (Chairman), Young, and Marks, each of whom is independent in accordance with applicable rules promulgated by the Securities and Exchange Commission ("SEC") and the American Stock Exchange Listing standards (Patrick R. Carter, Lord Carter of Coles, served on the committee through October 2005, when he resigned). The Audit Committee selects and retains the independent registered public accounting firm to audit the Company's annual financial statements, approves the terms of the engagement of the independent registered public accounting firm and reviews and approves the fees charged for audits and for any non-audit assignments. The Audit Committee's responsibilities also include overseeing (1) the integrity of the Company's financial statements, which includes reviewing the scope and results of the annual audit by the independent registered public accounting firm, any recommendations of the independent registered public accounting firm resulting from the annual audit and management's response thereto and the accounting principles being applied by the Company in financial reporting, (2) the Company's compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company's internal and independent registered public accounting firm, and (5) such other related matters as may be assigned to it by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, which was revised as of April 19, 2004, a copy of which is posted on the Company's website at http://www.emeritus.com/Investors/default.aspx The Audit Committee met nine times during 2005.

The Board of Directors has determined that each of Mr. Young and Mr. Busby qualify as an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the SEC and that all members of the Audit Committee are financially literate and independent in accordance with the requirements of the SEC and the American Stock Exchange.

Compensation Committee. Our Compensation Committee is responsible for administering our executive compensation programs including salaries, incentives, and other forms of compensation for directors, officers and our other key employees, and making recommendations with respect to such programs to the Board; administering the 1995 Stock Incentive Compensation Plan and the proposed 2006 Equity Incentive Plan; and recommending policies relating to benefit plans to the Board. In April 2004, the Board of Directors adopted a written Compensation Committee Charter. Our Compensation Committee currently consists of Robert E. Marks (Chairman) and Messrs. Busby, and Durkin (Patrick R. Carter, Lord Carter of Coles, served on the Compensation Committee through October 2005, when he resigned). The Compensation Committee held one meeting during 2005.

Nominating and Corporate Governance Committee. The Board adopted a Nominating and Corporate Governance Committee Charter in April 2004 and implemented the charter in June 2004. Prior to that time, the entire Board carried out nominating responsibilities. Our Nominating and Corporate Governance Committee currently consists of Messrs. Niemiec (Chairman), Young and Busby. It held two meeting during 2005.

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, approving and recommending director candidates to the Board, developing and recommending to the Board our corporate governance principles and policies, and monitoring compliance with these principles and policies. All the members of the Nominating and Corporate Governance Committee are independent directors within the meaning of Section 121A of the listing standards of the American Stock Exchange. The

Nominating and Corporate Governance Committee's charter is available at our website at http://www.emeritus.com/Investors/default.aspx.

The Nominating and Corporate Governance Committee charter establishes director selection guidelines (the "Director Selection Guidelines") for guidance in determining and identifying qualification requirements for directors, board composition criteria, and the procedure for the selection of new directors. The Director Selection Guidelines are attached as an annex to our Nominating and Corporate Governance Committee charter, which can be found on our website at http://www.emeritus.com/Investors/default.aspx. In accordance with the Director Selection Guidelines, the Committee will review the following considerations, among others, in its evaluation of candidates for nomination: personal and professional ethics, training, commitment to fulfill the duties of the Board of Directors, commitment to understanding our business, commitment to engage in activities in our best interests, independence, diversity, industry knowledge and contacts, financial or accounting expertise, leadership qualities, public company board of director and committee experience, and other relevant qualifications. A director candidate’s ability to devote adequate time to Board of Directors and committee activities is also considered.

The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders. Shareholders wishing to suggest director candidates should submit their suggestions in writing to the Nominating Committee, c/o our Corporate Secretary, providing the candidate's name, biographical data, and other relevant information outlined in the Director Selection Guidelines. The Committee will review shareholder-recommended nominees based on the same criteria as its own nominees. Shareholders who intend to nominate a director for election at the 2007 Annual Meeting of Shareholders must provide advance written notice of such nomination to the Corporate Secretary in the manner described below under “Shareholder Proposals.” To date, the Company has not received any recommendations from shareholders requesting that the Board consider a candidate for inclusion among the slate of nominees in the Company's proxy statement.

Board and Committee Meetings. During 2005, there were thirteen meetings of the Board of Directors. All board members attended at least 83% of the aggregate number of meetings of the Board of Directors and each committee of which he was a member. We do not have a specific policy requiring director attendance at the annual meeting; however, we encourage our directors to be present at the annual meeting and available to answer stockholder questions. All but one of our directors attended last year's annual meeting.

Audit Committee Report

The Board found that the Audit Committee members of Messrs. Busby, Marks, Young, and Carter (through October 2005) are independent as that term is defined in Section 121A of the American Stock Exchange listing standards. The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2005 with the management of the Company. Additionally, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based on the discussions and reviews noted above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2005.

Audit Committee (2006)

Bruce L. Busby (Chairman)
Patrick Carter, Lord Carter of Coles (through October 2005)
Robert E. Marks
T. Michael Young

Non-Employee Director Compensation

Employee directors do not receive any separate compensation for their service on the Board of Directors. We currently pay our non-employee directors an annual payment of $15,000 and $1,500 for each board meeting or committee meeting they attend. We also reimburse them for all reasonable expenses incurred in connection with their attendance. Under the Emeritus Amended and Restated Stock Option Plan for Non-employee Directors, each non-employee director automatically receives an option to purchase 2,500 shares of our common stock at the time of his initial election or appointment to the Board. In addition, each non-employee director automatically receives an option to purchase 7,500 shares of our common stock immediately following each year's annual meeting of shareholders. All options granted under the plan fully vest on the day immediately prior to the annual shareholders meeting that follows the date of grant, and expire 10 years after the date of grant, with the exception of the option for 2,500 shares granted at the time of a director's initial election or appointment to the Board, which is vested immediately upon grant. The exercise price for these options is the fair market value of our common stock on the grant date.

Code of Conduct, Code of Ethics and Reporting of Concerns

We have adopted a Code of Conduct that provides ethical standards and policies applicable to all our officers, employees and directors in the conduct of their work. The Code of Conduct requires that our officers, employees and directors avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest.

We have also adopted a Code of Ethics for our chief executive officer, our chief financial officer, our principal accounting officer and controller. This Code of Ethics supplements our Code of Conduct and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

The Code of Conduct and Code of Ethics is available at our website at http://www.emeritus.com/Investors/default.aspx.

We have also established procedures for the confidential and anonymous submission and receipt of complaints regarding accounting and auditing matters, conflicts of interests, securities violations and other matters. These procedures provide substantial protections to employees who report company misconduct.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 14, 2006, certain information with respect to the beneficial ownership of our common stock and our subordinated convertible debentures (on an as-converted basis) by:

*	each person that we know owns more than 5% of the common stock,
*	each of our directors,
*	each current officer named in Summary Compensation Table below, and
*	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with rules of the SEC and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of stock subject to options, convertible debentures currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options or convertible debentures, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the shares listed opposite their names. Unless otherwise indicated, the following officers, directors and shareholders can be reached at the principal offices of Emeritus.

The table includes the beneficial ownership of the subordinated convertible debentures as converted into common stock and shares of stock options currently exercisable or exercisable within 60 days .

	Shares of Emeritus
	Common Stock
	Amount and Nature
	of Beneficial
Name and Address	Ownership	Percent of Class (1)

Daniel R. Baty (2) (3) ……………………...	5,911,605	31.7%
c/o Emeritus Corporation
3131 Elliott Avenue, Suite 500
Seattle, WA 98121

Raymond R. Brandstrom (4) …………….….	599,575	3.3%
c/o Emeritus Corporation
3131 Elliott Avenue, Suite 500
Seattle, WA 98121

Stanley L. Baty (5) …………...…….………..	1,021,023	5.7%
c/o Emeritus Corporation
3131 Elliott Avenue, Suite 500
Seattle, WA 98121

Gary S. Becker (6) ………..…..……………..	145,579	*

Suzette P. McCanless (7) ………...……..………	139,516	*

P. Kacy Kang (8) ……………..……………..	45,082	*

	Shares of Emeritus
	Common Stock
	Amount and Nature
	of Beneficial
Name and Address	Ownership	Percent of Class (1)

David W. Niemiec (9) ………………..……...	55,457	*

Charles P. Durkin, Jr. (10) ………..…....……..	6,440,616	35.5%

Bruce L. Busby (11) ………….………….….	10,000	*

T. Michael Young (12) ………...……………	10,000	*

Robert E. Marks (13) ……….…….…………	2,500	*

B.F., Limited Partnership (14) …….….……..	4,074,839	21.9%
3131 Elliott Avenue, Suite 500
Seattle, WA 98121

Saratoga Partners IV, L.P. (15) ………..…….	6,422,616	35.5%
535 Madison Avenue
New York, NY 10022

All directors and executive officers as a group	13,812,135	70.1%
(14 persons) (2) (15) (16)

* Less than 1%.

(1) Based on 17,890,534 outstanding shares as of April 14, 2006.

(2) Includes 1,786,767 shares held directly and 3,357,550 shares held by B.F., Limited Partnership, of which Columbia-Pacific Group, Inc., a company wholly-owned by Mr. Baty, is the general partner and of which Mr. Baty is a limited partner. In addition, this figure represents (a) approximately 405,926 shares of common stock into which certain subordinated debentures held by Columbia Select, L.P., are convertible, and (b) approximately 311,363 shares of common stock into which certain subordinated debentures held by Catalina General, L.P., are convertible. B.F., Limited Partnership is the general partner of both such limited partnerships.

(3) Includes options exercisable within 60 days for the purchase of 49,999 shares.

(4)	Includes options exercisable within 60 days for the purchase of 242,000 shares.

(5)
Represents 10,000 shares owned directly, and 830, 994 common shares owned indirectly and held by B.F., Limited Partnership, of which Mr. Baty owns a 24.75% interest. Also includes Mr. Baty's prorated share (177,529 indirect shares) of common shares issuable under certain subordinated debentures held by B.F., Limited Partnership. In addition, this figure includes options exercisable within 60 days for the purchase of 2,500 shares.

(6)	Includes options exercisable within 60 days for the purchase of 143,500 shares.

(7)	Includes options exercisable within 60 days for the purchase of 128,500 shares.

(8)	Includes options exercisable within 60 days for the purchase of 45,000 shares.

(9) Includes (i) 36,131 shares of outstanding common stock and 1,326 shares of common stock issuable on conversion of $29,167 principal amount of convertible subordinated debentures, all of which are held by Saratoga Management Company LLC as agent and attorney-in-fact for Mr. Niemiec and (ii) options exercisable within 60 days for the purchase of 18,000 shares. Mr. Niemiec may be deemed to have no dispositive or voting power over the common stock or debentures for which Saratoga Management Company acts as agent and attorney-in-fact. See footnote (10) hereof.

(10) Includes (i) 6,195,343 shares of outstanding common stock held by or voted by Saratoga Partners and its affiliates, of which Mr. Durkin is a principal, (ii) 227,273 shares of common stock issuable on conversion of $5.0 million principal amount of convertible subordinated debentures held by Saratoga Partners and its affiliates, and (iii) options exercisable within 60 days for the purchase of 18,000 shares. Mr. Durkin may be deemed to have sole dispositive power over 82,792 shares of outstanding common stock and 3,038 shares of common stock issuable on conversion of the debentures. See footnote (9) regarding shares beneficially owned by Mr. Niemiec that are included in these figures.

(11) Includes options exercisable within 60 days for the purchase of 10,000 shares.

(12) Includes options exercisable within 60 days for the purchase of 10,000 shares.

(13) Includes options exercisable within 60 days for the purchase of 2,500 shares.

(14) B.F., Limited Partnership may be deemed to have voting and dispositive power over some of these shares, based upon publicly available information. Of these shares, 3,357,550 are held of record by B.F., Limited Partnership, 405,926 are held of record by Columbia Select, L.P., and 311,363 are held of record by Catalina General, L.P. The shares held by Columbia Select, L.P. and Catalina General, L.P. represent the number of common shares into which certain subordinated debentures are convertible. B.F., Limited Partnership is the general partner of both such limited partnerships.

(15) Includes 6,195,343 shares currently held or voted by Saratoga Partners and its affiliates and 227,273 shares into which debentures held by Saratoga Partners and its affiliates are convertible. Mr. Durkin, an Emeritus director, is a principal of Saratoga Partners and its affiliates. Until November 2001, Mr. Niemiec, another Emeritus director, was also a principal of Saratoga Partners and its affiliates.

(16) Includes options exercisable within 60 days for the purchase of 854,499 shares.

Equity Compensation Plan Information

The following table provides information as of December 31, 2005, regarding shares of common stock that may be issued under our equity compensation plans. The table below excludes information about the 2006 Equity Incentive Plan, which has been approved by the Board of Directors subject to shareholder approval at the annual meeting.

				Number of shares remaining		Total of
	Number of shares to be		Weighted-average	available for future issuance		shares
	issued upon exercise of		exercise price of	under equity compensation		reflected in
	outstanding options,		outstanding options,	plans (excluding shares		columns (a)
	warrants and rights		warrants and rights	reflected in column (a)		and (c)
Plan Category	(a)		(b)	(c)		(d)

Equity compensation plans
approved by shareholders	1,349,381	(1)	3.81	419,935	(2)	1,769,316

Equity compensation plans
not approved by shareholders	-		-	-		-

Total	1,349,381		3.81	419,935		1,769,316

__________________

(1) Includes shares subject to stock options under the Amended and Restated 1995 Stock Incentive Plan, which expired in September 2005, and shares subject to outstanding options under the Amended and Restated Stock Option Plan for Non-employee Directors.

(2) Represents 205,935 shares available for purchase under the Employee Stock Purchase Plan and 214,000 shares available for grant under the Amended and Restated Stock Option Plan for Nonemployee Directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents certain information with respect to compensation we paid with respect to fiscal years ended December 31, 2005, 2004, and 2003, to our chief executive officer and to our other four most highly compensated officers as of December 31, 2005:

					Long-Term
					Compensation
		Annual Compensation			Awards
				Other Annual	Securities	All Other
			Bonus ($)	Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	(1)	($)(2)	Options	($)(4)
Daniel R. Baty (3)	2005	$300,000	-	-	-	-
Chairman and Chief	2004	$287,500	-	-	-	-
Executive Officer	2003	-	$250,000	-	50,000	-

Raymond R. Brandstrom	2005	$207,083	$-	$6,000	-	$18,000
Vice President of Finance,	2004	$200,000	$65,000	$6,000	-	$18,000
Chief Financial Officer	2003	$197,783	$65,000	$6,000	40,000	$14,664

Gary S. Becker	2005	$207,083	$-	$6,600	-	$15,969
Senior Vice President,	2004	$200,000	$65,000	$6,236	-	$23,202
Operations	2003	$194,750	$65,000	$6,264	40,000	$22,614

Suzette P. McCanless	2005	$197,083	$30,000	$6,000	-	$19,500
Vice President, Operations	2004	$190,000	$52,600	$6,000	-	$18,000
- Eastern Division	2003	$187,667	$52,600	$6,000	35,000	$11,438

P. Kacy Kang	2005	$178,333	$30,000	$6,300	-	-
Vice President, Operations	2004	$160,000	$50,000	$6,212	-	$7,200
- Western Division	2003	$155,800	$45,000	$6,188		$22,500

(1)	Represents amounts paid or to be paid with respect to the corresponding fiscal year under the Company’s corporate incentive plan.
(2)	Consists of amounts paid for parking fees, health club memberships, health insurance, and cellular telephone expense.
(3)	From inception through 2002, Mr. Baty did not receive a salary or bonus. In 2003, the Compensation Committee changed this practice.
(4)
Consists of Emeritus contribution to a deferred contribution plan ($18,000, $15,969, $19,500, and zero in 2005, $18,000, $23,202, $18,000, and $7,200 in 2004 and $14,664, $22,614, $11,438, $22,500 in 2003 for Messrs. Brandstrom, and Becker, Ms. McCanless, and Mr. Kang, respectively ).

Option Grants in Last Fiscal Year

There were no options granted during the last fiscal year to any of the executive officers named in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Suzette McCanless and P. Kacy Kang were the only officers to exercise options during the fiscal year ended December 31, 2005 . The following table also presents certain information regarding options held as of December 31, 2005, by each of the following executive officers:

			Number of Shares Underlying		Value of Unexercised
	Shares	Value	Unexercised Options at		In-the-Money Options at
	Acquired	Realized	December 31, 2005		December 31, 2005 ($)(2)
Name	Exercise (#)	($) (1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

Daniel R. Baty	-	-	33,333	16,666	$583,327	$283,322
Raymond R. Brandstrom	-	-	228,667	13,333	$4,225,419	$226,661
Gary S. Becker	-	-	130,167	13,333	$2,369,679	$226,661
Suzette P. McCanless	5,000	$93,800	116,834	11,666	$2,128,818	$198,322
P. Kacy Kang	30,000	$503,940	33,334	11,666	$576,678	$198,322

(1) Based on the difference between the fair market value of our common stock on the date of exercise and the exercise price of the option.

(2) Calculated by determining the difference between the fair market value of the securities underlying the options at December 31, 2005, and the exercise price of the options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors consists of three non-employee directors. The Compensation Committee is responsible for establishing and administering our executive compensation programs. Our objective is to pay competitively in order to attract quality executive personnel who best meet our needs, retain and motivate these executives to achieve superior performance, link individual compensation to individual and company performance, and align executives' financial interests with those of our shareholders.

Executive compensation generally consists of three components: base salary, cash bonuses, and long-term incentive awards. The Compensation Committee has established each executive's compensation package by considering (a) the salaries of executive officers in similar positions in companies in the same industry as Emeritus and in related industries, (b) the experience and contribution levels of the individual executive officer and (c) our financial performance. Companies used as a reference for considering compensation levels include all, of the companies constituting the peer group in our stock performance graph. The Committee also relies upon the recommendations of the chief executive officer in matters related to the individual performance of the other executive officers because the Committee believes that the chief executive officer is the most qualified to make this assessment. Base salaries for executive officers generally have been designed to be less than those paid by competitors in the assisted living industry. These lower base salaries historically have been combined with stock option grants so that a significant portion of the executives' pay is tied to performance of our stock. Although we are proposing a new 2006 Equity Incentive Plan to replace our Amended and Restated 1995 Stock Incentive Plan, which expired in 2005, the extent that equity incentives will be used in combination with salaries and bonuses continues to be under review.

Base Salaries. In 2005, base salaries were established as described above.

Prior to 2005, we granted stock options to provide a long-term incentive opportunity that is directly linked to shareholder value. Options were granted with an exercise price equal to the market value of the common stock on the date of grant and become exercisable in 33 1/3 % annual increments beginning one year after the date of grant. To encourage stock retention, all options were granted as incentive stock options to the maximum extent possible under the Internal Revenue Code (the "Code"). We did not, however, grant any material stock options in 2005. Management and the Compensation Committee began in 2004 to evaluate the effectiveness of stock options and other forms of equity compensation, including restricted stock grants and restricted stock units, in providing incentives as well as the costs and the accounting impact of these various alternatives. The Compensation Committee continues to assess the effectiveness, cost and reporting of long-term incentive compensation and, although this assessment is not complete, the Committee believes that equity incentives will be a smaller component of executive compensation packages. In view of this trend, the Committee believes that cash salary and bonus levels for our executives in 2005 and 2006 are closer to industry norms than in past years.

Annual Incentives. To date, the Compensation Committee has not established a regular annual incentive or bonus plan for executive officers but awards discretionary cash bonuses based on its review of individual performance and our financial results. Our top three senior executive officers, including our chief executive officer, did not receive cash bonuses for performance in 2005, based on the recommendations of our chief executive officer. Other senior executives received bonuses designed to establish their total compensation comparable to other similar executives in the industry.

Chief Executive Officer Compensation. Our chief executive officer, Mr. Baty, a founder of Emeritus, beneficially owns shares (directly and indirectly) and holds exercisable options representing approximately 31.7% of our common stock. Because of this significant equity stake, Mr. Baty had chosen to receive no base salary in the past. This compensation pattern was established prior to our initial public offering and the Compensation Committee had continued it through 2002, recognizing that Mr. Baty's principal compensation would be the inherent value of his equity stake. In past years, the Compensation Committee granted options to Mr. Baty consistent with grants to other executive officers. In 2003, however, the Committee and Mr. Baty reconsidered this practice. The Committee recognized that Emeritus had grown significantly in size and complexity in the last several years, and that Mr. Baty had made a substantial contribution to progress in stabilizing the business and improving cash flow. The Committee, of course, recognized Mr. Baty's significant investment in Emeritus, as well as his role as a party in a number of transactions having to do with the acquisition, financing and management of Emeritus assisted living communities. These "related party" transactions, which are described in "Certain Transactions," have been considered and approved by a special committee of independent directors. In view of these factors, the Committee concluded that Mr. Baty's contribution as chief executive officer should properly be evaluated separately from his ownership position and his other relationships with us and should be consistent with the compensation for chief executive officers of other companies in similar circumstances. Accordingly, in 2003, Mr. Baty was awarded stock options to purchase 50,000 shares at $3.95 per share and a bonus of $250,000. The Committee has also established a base salary of $300,000 for 2004 and 2005 and $350,000 for 2006 for Mr. Baty. These compensation decisions were made taking into account general compensation levels of other similarly situated companies and the compensation paid to our other senior executives.

Tax Deductibility of Executive Compensation. Section 162(m) of the Code includes potential limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid or accrued with respect to any of the executive officers whose compensation is required to be reported in our proxy statement. Certain performance-based compensation that has been approved by shareholders is not subject to the deduction limit. Our equity incentive plans are structured to qualify options as performance-based compensation under Section 162(m). For 2006, the Compensation Committee does not expect that there will be any nondeductible compensation.

Compensation Committee (2005)

Robert E. Marks (Chairman)
Patrick R. Carter, Lord Carter of Coles (through October 2005)
Bruce L. Busby
Charles P. Durkin

Compensation Committee Interlocks and Insider Participation

None.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on shares of our common stock with the cumulative total return of the AMEX Market Value Index and a peer group selected by us for the period beginning on December 31, 2000, and ending on December 31, 2005, the end of our last fiscal year. In making this comparison, we have assumed an investment of $100 in shares of the Company's common stock, the AMEX Market Value Index, and the peer group, with all dividends reinvested. Stock price performance shown below for the common stock is historical and not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG EMERITUS CORPORATION, THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX,
AND A PEER GROUP

1600
1400
1200
1000
800
600
400
200
0
DOLLARS
12/00
12/01
12/02
12/03
12/04
12/05
EMERITUS CORPORATION
AMEX MARKET VALUE (U.S. & FOREIGN)
PEER GROUP

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

	EMERITUS CORPORATION	PEER GROUP	AMEX MARKET VALUE

2000	100.00	100.00	100.00
2001	146.78	113.75	119.14
2002	374.96	97.05	132.57
2003	571.13	157.09	176.02
2004	897.39	207.94	214.97
2005	1457.39	340.90	319.96

Given the relative volatility of the assisted living industry, we revise our peer group from time to time to include companies that have entered the assisted living market. As the industry begins to mature and consolidate, we remove certain companies previously included in our peer group as they are acquired or as their focus of services shifts away from the assisted living residences.

The peer group consists of the following three companies: American Retirement Corporation, Capital Senior Living Corp., and Sunrise Assisted Living, Inc.

CHANGE OF CONTROL ARRANGEMENTS

Amended and Restated 1995 Stock Incentive Plan. In the event of (a) the merger or consolidation of Emeritus in which it is not the surviving corporation or pursuant to which shares of common stock are converted into cash, securities, or other property (other than a merger in which holders of common stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger); (b) the sale, lease, exchange, or other transfer of all or substantially all of our assets (other than a transfer to a majority-owned subsidiary); or (c) the approval by the holders of common stock of any plan or proposal for our liquidation or dissolution, each outstanding option under our Amended and Restated 1995 Stock Incentive Plan will automatically accelerate so that it will become 100% vested and exercisable immediately before such transaction, except to the extent that options are assumed by the successor corporation. The vesting of such assumed options accelerates at the time an optionee's employment is terminated for reasons other than "cause" or by the optionee for "good reason" following a change of control.

CERTAIN TRANSACTIONS

Community Agreements with Baty-Related Entities

On September 30, 2004, we completed the first phase of a transaction to lease up to 20 assisted living communities in 12 states, with 1,824 units. Of these 20 communities, 16 were owned by an investor group in which Mr. Baty held a 21.3% indirect financial interest and four communities were owned by other entities controlled by Mr. Baty and in which the Baty family partnership had financial interests. These communities were acquired by an independent REIT for an approximate $170.8 million investment and are being leased to us. We completed the lease on the first 18 communities on September 30, 2004. One additional community was leased on March 31, 2005, and another on September 1, 2005. Of the 20 communities included in the lease, we previously managed 18, leased one, and one was new to our portfolio.

The lease of these 20 communities has a term of 15 years, with one 15-year renewal option. The annualized cash lease payment for the communities is approximately $15.5 million per year, with inflators to the extent the change in the consumer price index exceeds 0%, not to exceed 40 basis points during years two through four and 30 basis points thereafter, as calculated with respect to the REIT's investment basis in the properties. All of the leases are triple-net leases. The 18 initial leases have cross-default provisions and are cross-collateralized with all of our other leases and loans relating to other communities owned by the REIT. All of the leases contain certain financial and other covenants. We have the right of first refusal to purchase these leased communities and Mr. Baty personally guarantees our obligations under the lease. As compensation for facilitating the lease and for the guarantee, Mr. Baty will receive, based on a prescribed formula, 50% of the positive cash flow of the 20 communities and will be responsible for 50% of any negative cash flow, as defined in the cash flow sharing agreement. Mr. Baty earned $632,000 for the year ended December 31, 2005, under this agreement. We have the right to purchase Mr. Baty’s 50% interest in the cash flow of the 20 communities for 50% of the lesser of six times cash flow or the fair market value of that cash flow. For purposes of this transaction, cash flow is defined as actual cash flow after management fees of 5% of revenues payable to us, actual capital expenditures, and certain other agreed adjustments.

In connection with this transaction, the investor group that owned 16 of the communities also transferred five other communities to Mr. Baty, who entered into a agreement with us to manage these communities under an agreement providing for fees equal to 5% of revenues, an indefinite term, unless terminated for cause, and a right of first refusal in the event of the sale of the community. In March 2006, one community was sold and the management arrangement was terminated, leaving four managed communities. During 2005, we received $517,000 under this management agreement. In April 2006, one of the communities was sold and the related management arrangement terminated.

At January 1, 2005, we also managed eight other assisted living communities owned by five entities that Mr. Baty controlled and in which he and/or the Baty family partnership held varying direct and indirect financial interests ranging from 22.2% to 50.0%. The management agreements generally provided for fees ranging from 4% to 6% of revenues, were for indefinite terms, unless terminated for cause, and granted us a right of first refusal on sale of the property. During 2005, two of the communities were sold by these entities and the management arrangements terminated. In January 2006, one community was discontinued and in April 2006 one community was sold. In January 2006, we opened a new managed community in which Mr. Baty has a financial interest. We have also agreed to acquire one community (as described below), which leaves four of these communities under continuing management agreements with three Baty-related entities. During 2005, we received $965,000 in management fees from all communities in this group, including those that have been discontinued.

We have agreed to purchase an Everett, Washington community that we manage and one-half of which is owned by a Baty-related entity. The cash payment is $5.1 million. The property is subject to a conventional mortgage with an existing principal balance of approximately $5.6 million, interest at 6.75% and a 25-year amortization. The transaction has been approved by the Board of Directors and other parties but no agreements have yet been executed.

We have an agreement with Mr. Baty which governs the operating, accounting, and payment procedures relating to the foregoing entities in which Mr. Baty had a financial interest, including prompt repayment of any balances that are temporarily outstanding as a result of normal operations and interest on average outstanding balances at LIBOR plus 3%. As of December 31, 2005, there were no material outstanding balances (net of funds held by us for application to outstanding balances).

Fretus Lease

In October 2002, we entered into a lease agreement with Fretus Investors LLC, for 24 assisted living communities in six states containing an aggregate of approximately 1,650 units. Fretus is a private investment joint venture between Fremont Realty Capital, which holds a 65% stake, and an entity controlled by Mr. Baty, which holds a 35% minority stake. Mr. Baty holds a 36% indirect interest in the minority entity. Mr. Baty is guarantor of a portion of the debt and controls the entity that is the administrative member of Fretus. Fretus, in turn, leases the communities to us. We have no obligation with respect to the communities other than our responsibilities under the lease, which includes an option to purchase at fair market value, subject to a minimum purchase price, solely at our discretion. The Fretus lease is for an initial 10-year period with two 5-year extensions and includes an opportunity for us to acquire the communities during the third, fourth, or fifth year and the right under certain circumstances for the lease to be cancelled as to one or more properties upon the payment of a termination fee. The lease is a net lease. Originally, the base rent was equal to (i) the debt service on the outstanding senior mortgage granted by Fretus, and (ii) an amount necessary to provide a 12% annual return on equity to Fretus. The initial senior mortgage debt was for $45.0 million and interest accrued at LIBOR plus 3.5%, subject to a floor of 6.25%. The Fretus initial equity was approximately $24.8 million but increased to $25 million at December 31, 2004 as a result of additional capital contributions for specified purposes. Based on the initial senior mortgage terms and Fretus equity, the rent was approximately $500,000 per month. In addition to the base rent, the lease also provided for percentage rent equal to a percentage (ranging from 7% to 8.5%) of gross revenues in excess of a specified threshold commencing with the thirteenth month of the lease. Total rent expense in 2004, was approximately $5.9 million.

In October 2005, Fretus refinanced the senior mortgage debt, increasing the debt to $90 million (which returned the Fretus investors’ original equity and provided $20  million of additional cash), with interest accrued at LIBOR plus 2.65%, subject to a LIBOR cap of 5.3% (This is a cap on our rent, not on the mortgage debt) and a maturity in October 2008. In connection with this refinancing, which required our consent, our rent payment was adjusted by one half of the amount by which the interest cost of the original mortgage debt differed from the interest cost of the refinanced debt. Based on current LIBOR rates, this would reduce our rental by approximately $392,000 per year. As LIBOR changes, this adjustment will change and, in a higher interest rate environment, our rent could increase by one half of the amount by which the interest cost of the refinance debt exceeds the interest cost of the original mortgage debt. In connection with the amendment, our maximum annual rental for the remaining term of the lease was limited to $7.2 million. During 2005, our total rent expense under this lease was approximately $6.1 million.

Series B Preferred Stock

In December 1999, we sold 30,000 shares of our Series B preferred stock (the "Series B Stock") to Saratoga Partners IV, L.P. and its related investors ("Saratoga") for a purchase price of $1,000 per share and in August 2000, we issued to Saratoga a seven-year warrant to purchase one million shares of our common stock at an original exercise price of $4.30 per share, but subsequently adjusted to $4.20 per share after the effect of anti-dilution provisions stipulated in the warrant agreement. On March 6, 2006, we issued 829,597 shares of common stock pursuant to the exercise of the warrants. The shares were purchased pursuant to a "net exercise" provision of the warrants in which 170,403 shares subject to the warrants were used to pay the exercise price of $4.2 million. The shares used to pay the exercise price were valued at $24.65 per share under the terms of the warrants.

On June 30, 2005, we entered into an agreement with Saratoga that provided for the conversion of the Series B Stock held by Saratoga upon the payment of accrued and unpaid cash dividends on the Series B Stock in the amount of approximately $10.8 million. Upon such payment, which occurred on June 30, 2005, Saratoga converted all of the outstanding Series B Stock to common stock in accordance with the agreement. The Series B Stock owned by Saratoga consisted of 36,970 shares with a stated value of $1,000 per share, of which 30,000 shares were issued in December 1999 for a price of $30.0 million and 6,970 shares were issued as dividends of additional Series B Stock since December 1999.

The Series B Stock was entitled to receive quarterly dividends in a combination of cash and additional shares of Series B Stock. The initial rate for the dividend was 6% of the stated value of $1,000 per share, of which 2% was payable in cash and 4% was payable in additional Series B Stock. Starting in January 2004, the dividend rate moved to 7%, of which 3% was payable in cash and 4% in Series B Stock. The Series B Stock provided for an “arrearage rate” if the cash portion of the dividend was not paid, increasing the cash portion of the dividend to 7%. The arrearage rate became effective in October 2000, thus accruing dividends at an 11% rate, 7% in cash and 4% in additional shares of Series B Stock. We had issued the additional Series B Stock dividends on a quarterly basis on the first day of the month after the end of each quarter. However, the cash portion of the dividend had not been paid since 2000, which resulted in an accumulated liability of approximately $10.8 million as of March 31, 2005No interest was required to be accrued on the unpaid cash dividends. On June 30, 2005, the Series B Stock was converted into 5,365,746 shares of common stock.

Under a shareholders' agreement between Saratoga and Mr. Baty entered into at the time the Series B Stock was issued, Saratoga is entitled to board representation at a percentage of the entire Board of Directors, rounded up to the nearest whole director, that is represented by the voting power of equity securities attributable to the Series B Stock owned by Saratoga and its related investors. The shareholders' agreement also provides for a minimum of two Saratoga directors. Under this agreement, Saratoga is currently entitled to designate three of eight members of the Board, but thus far has chosen to select only two. Saratoga's right to designate directors terminates if Saratoga has sold more than 50% of its initial investment and its remaining shares represent less than 5% of the outstanding shares of common stock on a fully diluted basis or it is unable to exercise independent control over its shares.

The shareholders' agreement provides that neither Saratoga nor Mr. Baty is permitted to purchase voting securities in excess of a defined limit. That limit for both Saratoga and Mr. Baty is 110% of the number of shares of common stock beneficially owned by Saratoga and its related investors at the completion of the original financing (including securities originally issued and those issued as dividend with respect thereto). These restrictions will terminate 18 months after the date on which Saratoga and its related investors cease to hold securities representing 5% of the outstanding shares of Common stock on a fully diluted basis. The shareholders' agreement also provides that if Mr. Baty contemplates selling 30% or more of the common stock he owns, Saratoga and its related investors would have the right to participate in the sale on a proportionate basis.

Alterra Transactions

In December 2003, we invested $7.7 million (representing an 11% ownership interest) in a limited liability company that acquired Alterra Healthcare Corporation, a national assisted living company headquartered in Milwaukee, Wisconsin that was the subject of a voluntary Chapter 11 bankruptcy. Alterra operated 304 assisted living communities in 22 states. The purchase price for Alterra was $76 million and the transaction closed on December 4, 2003, following approval by the Bankruptcy Court. The members of the limited liability company consist of an affiliate of Fortress Investment Group LLC, a New York based private equity fund, which is the managing member, an entity controlled by Mr. Baty, and us. Under the limited liability company agreement, original ownership interests were 50%, 25%, and 25%, respectively. Distributions were first allocated to Fortress until it received its original investment of $49 million together with a 15% preferred return, and then allocated to the three investors in proportion to their percentage interests, as defined in the agreement.

In June 2005, Fortress purchased 50% our interest in Alterra, as well as the interest of the Baty-related entity, in Alterra for $50 million in cash, $25 million each. The members of the limited liability company entered into a Membership Interest Purchase Agreement whereby, concurrent with the sale and purchase of the membership interests, the parties entered into an Amended and Restated LLC Agreement. The resulting membership interests of Fortress, us and the Baty-related entity were then 75%, 12.5%, and 12.5%, respectively.

In November 2005, we sold our remaining interest in Alterra through the public offering of Brookdale Senior Living, Inc. (“Brookdale”), as did the Baty-related entity. Our shares in Brookdale had been acquired through the merger of Alterra and Brookdale. In total, including the June 2005 transaction, we received approximately $62.3 million in cash and recorded gains of approximately $55.4 million in the year ended 2005 related to our investment in Alterra, as did the Baty-related entity. Neither we nor the Baty-related entity has any further ownership interest in Brookdale.

Convertible Debentures

In November 2005, we completed an offer to exchange our outstanding 6.25% Convertible Subordinated Debentures due 2006 for new 6.25% Convertible Subordinated Debentures due 2008. In the exchange offer, $26.6 million of the $32.0 million principal amount of outstanding debentures were exchanged. The remaining $5.4 million principal amount of outstanding debentures continued outstanding and was paid at maturity in January 2006. The terms of the existing debentures and the new debentures were substantially the same, except that the maturity of the new debentures is July 1, 2008, instead of January 1, 2006, and the new debentures can not be redeemed at our election. The new debentures are convertible into common stock at the rate of $22 per share, which equates to 1,210,227 shares of common stock. Interest on the new debentures is payable semiannually on January 1 and July 1 of each year. The new debentures are unsecured, and subordinated to all our other indebtedness.

Of the $32.0 million principal amount of the original debentures, $15.8 million were owned by Mr. Baty or entities that he and Stanley L. Baty control and in which they have financial interests (the “Baty Entities”) and $5.0 million were owned by Saratoga Partners and their affiliates (the “Saratoga Entities”). All of the these debentures were exchanged in the exchange offer.

On June 30, 2005, we entered into an agreement with the Baty Entities and the Saratoga Entities providing that if the interest rate of the new debentures was 8.0% per annum and at the expiration of the exchange offer any existing debentures have not been exchanged for new debentures, then the Saratoga Entities and the Baty Entities would purchase a principal amount of new debentures equal to the principal amount of existing debentures that had not been exchanged, excluding any existing debentures that have not been exchanged by any of the Saratoga Entities or Baty Entities. The agreement provided that the Saratoga Entities, as a group, would purchase 24% of any additional new debentures and the Baty Entities, as a group, would purchase 76% of any additional new debentures. The purchase of additional new debentures, if required, would be effective December 30, 2005. In October 2005, the interest rate of the new debentures was established at 6.25% per annum instead of 8.0%. In connection with that change, the agreement was terminated and replaced by an agreement in which each of the Baty Entities and the Saratoga Entities agreed that, if it did not exchange all of its existing debentures for new debentures, it would lend the Company on December 30, 2005 an amount equal to the principal amount of existing debentures that it has retained. The indebtedness would mature July 1, 2008, would not be convertible, would bear interest at 6.25% per annum payable semiannually on January 1 and July 1, would be on a parity as to payment with the new debentures and would be subject to the same events of default as set forth in the indenture governing the new debentures. Because the Baty Entities and Saratoga Entities exchanged all of their debentures in the exchange offer, this agreement had no effect.

Painted Post Partners

During 1995, Messrs. Baty and Brandstrom formed Painted Post Partners, a New York general partnership, to facilitate the operation of assisted living communities in the state of New York, a state that generally requires that natural persons be designated as the licensed operators of assisted living communities. We have entered into administrative services agreements with the partnership for the term of the underlying leases. The administrative services agreements provide for fees that would equal or exceed the profit of a community operated efficiently at full occupancy and, unless reset by agreement of the parties, will increase automatically on an annual basis in accordance with changes in the Consumer Price Index. In addition, we have agreed to indemnify the partners against losses and, in exchange, the partners have agreed to assign any profits to us. As part of their general noncompetition agreements with us, each of Messrs. Baty and Brandstrom has agreed that, in the event either ceases to be a senior executive of Emeritus, they will transfer his interest in the partnership for a nominal charge to his successor at Emeritus or other person designated by us.

Noncompetition Agreements

We have entered into noncompetition agreements with Messrs. Baty and Brandstrom. These agreements provide that they will not compete with us, directly or indirectly, in the ownership, operation, or management of assisted living communities anywhere in the United States and Canada during the terms of their employment and for a period of two years following the termination of their employment. The agreements also provide, however, that they may hold (1) up to a 10% limited partnership interest in a partnership engaged in such business, (2) less than 5% of the outstanding equity securities of a public company engaged in such business, or (3) interests in the New York partnership described above. These agreements do not limit Mr. Baty's current role with Holiday Retirement Corporation. Mr. Baty has agreed, however, that if Holiday operates or manages assisted living communities, other than as a limited component of independent living communities consistent with its current operations, he will not personally be active in the management, operation, or financing of such facilities, nor will he hold any separate ownership or other interest therein.

During 2005, Mr. Baty requested waivers under the noncompetition agreement for the development of two assisted living communities for Alzheimer patients that we had declined to participate in. After review by a special committee of independent directors, we entered into a management agreement with respect to one such community including the following provisions: (i) we manage the community for a perpetual term, unless terminated for cause or the community is sold, with fees equal to the greater of $5,000 per month or 6% of revenues, (ii) we have an option to purchase the community during the fourth through the tenth year at the greater of fair market value or a price that yields a 15% internal rate of return on the owner’s equity, and (iii) through the tenth year, we would have a right of first refusal in the event of the sale of the community. We are currently negotiating similar option and right of first refusal arrangements (which do not include management agreements) with respect to six other communities, but no agreement has yet been reached.

PROPOSAL TO ADOPT THE EMERITUS 2006 EQUITY INCENTIVE PLAN

(PROPOSAL 2)

We are asking shareholders to approve the Emeritus 2006 Equity Incentive Plan (the "2006 Plan"). Our Amended and Restated 1995 Stock Incentive Plan expired in September 2005 and we no longer have the ability to offer equity incentive compensation to our key executives and employees. Although options to purchase 1,159,291 shares of common stock are currently outstanding, we have not granted any significant options since 2003. As accounting and other rules governing equity incentives and executive compensation become more stable and as we develop our compensation philosophy for the future, we believe that the 2006 Plan will enable us to continue to offer competitive compensation packages to our key executives and employees that are responsive to evolving compensation practices that increasingly emphasize a diverse mix of traditional stock options together with other types of equity awards.

The various types of awards available under the 2006 Plan will give us greater flexibility to respond to market changes in equity compensation practices for executive level personnel. We believe that stock options have been a critical component of our long-term incentive and retention program, particularly for executive personnel, central corporate personnel and regional operating personnel. While stock options have been the vehicle used to align the interests of our employees with those of shareholders, we intend to evaluate the merits of other equity vehicles and believe that the availability of other types of equity awards will be valuable.

The following summary does not purport to be a complete description of the 2006 Plan. A copy of the complete text of the 2006 Plan is attached to this proxy statement as Appendix A, and the following description is qualified in its entirety by reference to the text of the 2006 Plan.

Summary of Terms

Purpose.   The purpose of the 2006 Plan is to enhance our long-term shareholder value by offering opportunities to selected individuals to participate in our growth and success, enabling us to attract and retain the services of well-qualified individuals.

Shares Available for Issuance.   The 2006 Plan authorizes the issuance of up to 1,000,000 shares of common stock. The shares authorized under the 2006 Plan are subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar event. Shares issued under the 2006 Plan will consist of authorized and unissued shares.
If an award granted under the 2006 Plan lapses, expires, terminates or is forfeited or surrendered without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by that award will again be available for use under the 2006 Plan. Shares that are (i) tendered by a participant or retained by us as payment for the purchase price of an award or to satisfy tax withholding obligations or (ii) covered by an award that is settled in cash will be available for issuance under the 2006 Plan. In addition, awards granted as substitute awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2006 Plan.

Administration.   The 2006 Plan will be administered by our Compensation Committee. The Compensation Committee, subject to the terms of the 2006 Plan, selects the individuals to receive awards, determines the terms and conditions of all awards and interprets the provisions of the 2006 Plan. The Compensation Committee's decisions, determinations and interpretations are binding on all holders of awards granted under the 2006 Plan. Subject to the terms of the 2006 Plan, the Board of Directors may delegate administration of the 2006 Plan to one or more committees consisting of at least two members of the Board or to one or more senior executive officers within specific limits, including limits that no such officer may grant awards under the 2006 Plan to himself or to any person subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Eligibility.   Our employees, non-employee directors, consultants, advisors and independent contractors or those of our related companies are eligible to receive awards under the 2006 Plan. Although the we employ approximately 9,000 persons, we have not in the past, and do not intend under the 2006 Plan, to consider most staff at the community level for awards. In view of this, at April 30, 2006, approximately 300 employees and six non-employee directors would be eligible to participate in the 2006 Plan.

Types of Awards.

Stock Options.   Both nonqualified and incentive stock options may be granted under the 2006 Plan. The Compensation Committee determines the exercise price for stock options, which may not be less than 100% of the fair market value of the common stock on the date of grant (except for awards granted as substitute awards in connection with acquisition transactions). As of April 25, 2006, the closing sales price for our common stock as reported by the American Stock Exchange was $21.98. The exercise price for stock options may be paid by an optionee in cash, through a broker-assisted cashless exercise, by delivery of previously owned shares or by such other consideration permitted by the Compensation Committee. The Compensation Committee also establishes the vesting schedule for each option granted and the term of each option, which term cannot exceed ten years from the date of grant. If not provided otherwise in the instrument evidencing an option, options will typically vest in equal annual installments over three years.

Unless otherwise provided in the instrument evidencing an option, a participant generally will be able to exercise the vested portion of his or her option for (i) three months following termination of employment or services for reasons other than cause, retirement, disability or death and (ii) one year following termination due to retirement, disability or death. If a participant is terminated for cause, all options held by that participant generally will automatically expire.

Stock Appreciation Rights ("SARs").   The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2006 Plan or on a stand-alone basis. SARs are the right to receive a payment per share of the SAR exercised in stock or in cash equal to the excess of the share's fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of an SAR issued in tandem with a stock option will result in a reduction of the number of shares underlying the related stock option to the extent of the SAR exercise.

Stock Awards, Restricted Stock and Stock Units.   The Compensation Committee may grant awards of shares of common stock, or awards denominated in units of common stock, that are subject to repurchase or forfeiture restrictions. The repurchase or forfeiture restrictions may be based on continuous service with us or a related company or on the achievement of specified performance criteria, as determined by the Compensation Committee. Until the lapse of any applicable restrictions, participants may not dispose of their restricted stock. The Compensation Committee, in its sole discretion, may waive any repurchase or forfeiture periods and any other terms, conditions or restrictions on restricted stock and stock units under such circumstances and subject to such terms and conditions as the Compensation Committee deems appropriate. Stock units may be paid in stock, cash or a combination of stock and cash.

Performance Shares and Units. The Compensation Committee may grant performance shares, which are units valued by reference to shares of our common stock, and performance units, which are units valued by reference to property other than our common stock. Performance criteria relating to any performance share or performance unit award are determined by the Compensation Committee. Performance share or performance unit awards may be paid in stock, cash or other property or in any combination of cash, stock and other property, at the discretion of the Compensation Committee.

Other Stock-Based or Cash-Based Awards.   The Compensation Committee also is authorized to grant other incentives payable in cash or in shares of common stock, subject to its established terms and conditions.

Change in Control.   Unless otherwise determined at the time of grant of an award, if certain changes in control occur, awards granted under the 2006 Plan will become fully vested and no longer subject to forfeiture. A change in control is defined in the 2006 Plan as (i) an acquisition of 50% or more of our outstanding common stock or the voting power of then outstanding voting securities, except for certain related party transactions, or (ii) a change in the composition of the Board of Directors during any two-year period such that individuals who, as of the beginning of such two-year period, constituted the Board cease to constitute at least a majority of the Board. In the event of other types of company transactions, the awards under the 2006 Plan will become fully vested and no longer subject to forfeiture and the Compensation Committee may determine in its discretion if the award will be cashed out for a payment based on the consideration received by shareholders in the company transaction.

Performance-Based Compensation under Section 162(m).   The Compensation Committee may determine that awards under the 2006 Plan will be granted subject to the attainment of performance goals relating to one or a combination of business criteria for purposes of qualifying the awards under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 162(m), in order for us to be able to deduct compensation in excess of $1 million paid in any one year to the chief executive officer or any of the other four most highly compensated officers, the compensation must qualify as "performance-based" under Section 162(m). One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by our shareholders.

The business criteria under which we may make performance-based awards under the 2006 Plan include cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; operating performance factors, including occupancy rate and rate per unit; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics. Such performance goals also may be based on the achievement of specified levels of company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the business criteria described above relative to the performance of other corporations. The performance goals will be set by the Compensation Committee within the time period required by Section 162(m). The Compensation Committee may decrease, but not increase, the amount payable pursuant to such awards.

In addition, the maximum number of shares of common stock that may be granted subject to awards to any individual during any calendar year is 400,000 shares, subject to automatic adjustment in the event of a stock split, stock dividend, recapitalization or similar event. The maximum dollar value payable under awards that are payable in cash and granted to any individual in any calendar year cannot exceed $3,000,000. These limits are intended to qualify the grant of awards under the 2006 Plan as performance-based compensation under Section 162(m) of the Code.

Transferability.   Unless the Compensation Committee determines otherwise, and to the extent permitted by Section 422 of the Code, during a participant's lifetime, awards may be exercised only by the participant and are not assignable or transferable other than by will or the laws of descent and distribution, except that a participant may designate a beneficiary to exercise an award or receive payment under an award after the participant's death.

Adjustment of Shares.   In the event of a stock dividend, stock split, recapitalization or other similar event, the Compensation Committee will make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the 2006 Plan; (ii) the maximum number and kind of securities that may be made subject to awards to any participant for purposes of Section 162(m); and (iii) the number and kind of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid for such award.

Term, Termination and Amendment.   The 2006 Plan will terminate on June 14, 2016 unless terminated earlier by the Board of Directors or the Compensation Committee. The Board of Directors or the Compensation Committee may generally amend, suspend or terminate all or any portion of the 2006 Plan at any time, subject to shareholder approval to the extent required by applicable law, exchange rules or other regulatory requirements. The Compensation Committee generally may also amend outstanding awards under the 2006 Plan provided that such amendment does not reduce a participant's rights under an award without his or her consent. In no event may the Board of Directors or the Compensation Committee reduce the exercise price of outstanding options or stock appreciation rights or issue a new option upon exercise of an option under the 2006 Plan without shareholder approval.

Federal Income Tax Consequences

 The following is a summary of the material U.S. federal income tax consequences to us and to participants in the 2006 Plan. The summary is based on the Code and the U.S. Treasury regulations promulgated thereunder as in effect as of the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the 2006 Plan. For example, the summary does not discuss the ramifications of the recent deferred compensation legislation on awards. It is our intent that awards granted under the 2006 Plan satisfy the requirements of the new deferred compensation provisions of the Code, and the Compensation Committee intends to interpret and administer the 2006 Plan accordingly. We strongly encourage participants to consult their own tax advisors as to the specific federal income tax or other tax consequences of their participation in the 2006 Plan.

Incentive Stock Options.   Generally, the grant of an incentive stock option will not result in any federal income tax consequences to the participant or to us. The exercise of an incentive stock option generally will not result in the recognition of income by the participant for regular tax purposes, but may subject the participant to the alternative minimum tax or increase the participant's alternative minimum tax liability. If a participant exercises an incentive stock option and does not dispose of the shares within two years from the date of grant or within one year from the date of exercise, any gain realized upon disposition will be taxable to the employee as long-term capital gain. If a participant violates these holding period requirements, the participant will realize ordinary income in the year of disposition in an amount equal to the excess of (i) the lesser of (a) the amount realized on the sale or exchange or (b) the fair market value of the shares on the date of exercise over (ii) the exercise price. An incentive stock option that is exercised more than three months after the participant terminates employment with us will be treated as a nonqualified stock option for federal income tax purposes.

Nonqualified Stock Options.   Generally, the grant of a nonqualified stock option will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise of the option. Upon a sale of the shares, the participant generally will have short-term or long-term capital gain or loss equal to the difference between the amount received from the sale and the fair market value of the shares at the time of exercise of the nonqualified stock option.

Stock Appreciation Rights.   A participant will not recognize taxable income upon the grant of an SAR. Upon exercise of an SAR, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Stock Awards, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.   When a participant receives shares of stock that are not subject to restrictions, the participant will generally recognize taxable ordinary income at the time of receipt of the shares equal to the fair market value of the shares at the time of grant minus the amount, if any, paid for the shares.

A participant generally will not have taxable income upon grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may elect to be taxed at the time of grant.

Tax Effects to Us.   We receive a compensation expense deduction at the same time and in an amount equal to the ordinary income recognized by the participant, subject to the limitations imposed by Section 162(m) of the Code.

Potential Limitation on Our Deductions.   As described above, Section 162(m) precludes a deduction for compensation paid to our chief executive officer and the four other most highly compensated executive officers to the extent that such compensation exceeds $1 million per individual for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1 million deduction limitation.

New Plan Benefits.   A new plan benefits table is not provided because awards under the 2006 Plan will be discretionary. However, please refer to the description of stock option grants made to our non-employee directors in the last fiscal year under the heading " Non-Employee Director Compensation." No options were granted during the last fiscal year to any of our executive officers named in the Summary Compensation Table.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
EMERITUS CORPORATION 2006 EQUITY INCENTIVE PLAN

PROPOSAL FOR RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 3)

The Board of Directors has selected KPMG LLP (KPMG), an independent registered public accounting firm, to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2006. KPMG has audited our accounts since July 28, 1995. The Board of Directors is submitting its selection of KPMG to the shareholders for ratification.

Appointment of the Company's independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. However, the Board of Directors has chosen to submit this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Board will reconsider whether to retain KPMG, and may retain that firm or another without resubmitting the matter to the Company's shareholders. Even if the appointment is ratified, the Board of Directors may, in its discretion, direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

The following table presents the aggregate fees for professional audit services rendered by KPMG for the audit of the Company’s annual financial statements for 2005 and 2004, and fees billed for other services rendered by KPMG.

	2005	2004
Audit fees (1)	$1,189,000	$1,002,321

Audit-related fees (2)	67,745	28,825

Tax fees (3)	24,750	98,904

All other fees	-	-

Total	$1,281,495	$1,130,050

(1)	KPMG's aggregate fees billed for the audit of the Company's annual consolidated financial statements, three quarterly reviews on Form 10-Q, restatement audit, and various acquisition audits.

(2)
KPMG's aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported as "Audit Fees", including fees for assurance services related to accounting consultations and audits of employee benefit plans.

(3)	KPMG's aggregate fees billed for professional services rendered for tax compliance.

The Audit Committee has considered whether KPMG's provision of non-audit services is compatible with maintaining the independence of KPMG. The Audit Committee's policy requires that all services KPMG may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the Chairman of the Audit Committee can approve the services. The Chairman approval of such services will be reported to the Audit Committee at its next scheduled meeting. In 2005, 100% of the Audit-related fees and Tax fees listed above were pre-approved by the Audit Committee or the Chairman of the Audit Committee in accordance with the above policy.

A representative of KPMG is expected to be present at the annual meeting with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE

RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER BUSINESS

The Board of Directors does not intend to present any business at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the annual meeting. If, however, other matters requiring the vote of the shareholders properly come before the annual meeting or any adjournment or postponement thereof, the person named in the accompanying form of proxy will have discretionary authority to vote the proxies held by him in accordance with his judgment as to such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Officers and directors of the Company and persons who own more than ten percent of the Company's stock are required to report to the Securities and Exchange Commission (SEC) their ownership and changes in ownership of the Company's stock. Regulations of the SEC require us to disclose to our shareholders those filings that were not made on time. Based solely on our review of copies of the reports received by us, or written representations received from reporting persons that no such forms were required to be filed for those persons, we believe that during fiscal year 2005, our officers and directors complied with all applicable filing requirements with the exception of the following reports that were inadvertently filed late with the SEC:  (i) Robert E. Mark’s filed late a Form 3 and a Form 4 following his appointment to the Board of Directors and (ii) Saratoga Partners IV L.P., Saratoga Management Co. LLC, Charles P. Durkin Jr., and David W. Niemiec each filed late a Form 4 following the conversion of the Series B Preferred Stock to common stock.

SHAREHOLDER PROPOSALS FOR 2007

Submission of Shareholder Proposals for Inclusion in the Proxy Statement. For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting of shareholders next year, the written proposal must be received by our Corporate Secretary at our principal executive offices no later than December 30, 2006. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Proposals should be addressed to: Corporate Secretary, Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.

Advanced Notice Procedures for Director Nominations and Other Business. Shareholders who intend to nominate persons for election to the board of directors or to present a proposal at the 2007 annual meeting of shareholders without inclusion of the proposal in our proxy materials must provide advanced written notice of such nomination or proposal in the manner required by our bylaws. We expect our 2007 annual meeting to be held June 13, 2007. Based on this date, under our bylaws notice of nomination or other business must be delivered to our Corporate Secretary at our principal executive offices no earlier than March 16, 2007 and no later than April 16, 2007. If less than 60 days’ notice or public disclosure of the date of the 2007 annual meeting of shareholders is given, then notice must be received not later than the close of business on the tenth day following the date on which notice of such meeting is first mailed to shareholders or such public disclosure was made. Any shareholder notice shall set forth: (i) the name and address of the shareholder making the proposal; (ii) a representation that the shareholder is entitled to vote at the annual meeting and a statement of the number of shares of our stock that are beneficially owned by the shareholder; (iii) a representation that the shareholder intends to appear in person or by proxy at the annual meeting to propose such business; and (iv) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the annual meeting, the language of the proposal and any material interest of the shareholder in presenting the proposal.

Our timely receipt of a proposal by a qualified shareholder will not guarantee the proposal's inclusion in our proxy materials or presentation at the 2007 annual meeting, due to other requirements in the proxy rules. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with all applicable requirements of the SEC's proxy rules, state law and our bylaws.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may contact the Board of Directors as a group or any individual director by sending written correspondence to the following address: Board of Directors, Attn: Corporate Secretary, Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121. Shareholders should clearly specify in each communication the name(s) of the group of directors or the individual to whom the communication is addressed.

ANNUAL REPORT

A copy of our 2005 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, accompanies this proxy statement.

By Order of the Board of Directors

/s/ Daniel R. Baty
Daniel R Baty, Chairman of the Board
and Chief Executive Officer

Seattle, Washington

April 28, 2006

EMERITUS CORPORATION

2006 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Emeritus Corporation 2006 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts with the long-term interests of the Company's shareholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1	Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an "outside director" within the meaning of Section 162(m) of the Code, or any successor provision thereto. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the "Committee" shall be, as applicable, to the Compensation Committee or any other committee or senior executive officer to whom the Board has delegated authority to administer the Plan.

3.2	Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

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(viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company's employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) In no event, however, shall the Committee have the right, without shareholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's working less than full-time shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, a maximum of 1,000,000 shares of common Stock. Shares issued under the Plan shall be drawn from authorized and unissued shares.

4.2 Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting

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plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. Deferral of any Award payment shall satisfy the requirements for exemption from Section 409A of

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the Code or satisfy the requirements of Section 409A as determined by the Plan Administrator prior to such deferral.

6.4	Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

SECTION 7. OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. Notwithstanding the foregoing, the Committee, in its sole discretion, may establish an exercise price that is equal to the average of 100% of the Fair Market Value over a period of trading days not to exceed 30 days from the Grant Date.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock Option shall be as established for that Option by the Committee, provided such term may not exceed ten years, or, if not so established, shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:
Period of Participant's Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After 1 year	1/3rd
After 2 years	2/3rds
After 3 years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery, as directed by the Company, to the Company or a brokerage firm designated or

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approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash, check or wire transfer;

(b) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option owned by the Participant for at least six months (or any other period necessary to avoid adverse accounting consequences to the Company);

(c) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(d) such other consideration as the Committee may permit.

7.6	Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant's Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant's Termination of Service shall expire on the earliest to occur of:

(i) if the Participant's Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii) if the Participant's Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

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(iii) the last day of the maximum term of the Option (the "Option Expiration Date").

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant's Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant's Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c) A Participant's change in status from an employee to a consultant, advisor or independent contractor, or a change in status from a consultant, advisor or independent contractor to an employee, shall not be considered a Termination of Service for purposes of this Section 7.6.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required, the following:

8.1	Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant's Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2	Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3	Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "Ten Percent Stockholder"), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

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8.4	Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5	Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant's Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant's Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.6	Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7	Code Definitions

For the purposes of this Section 8, "disability," "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee, provided such term may not exceed ten years, or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise

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over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3	Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each

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such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant's tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer's minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months, if such limitations are necessary to avoid adverse accounting consequences to the Company.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1	Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend,

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or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3	Company Transaction; Change in Control

15.3.1	Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award or unless provided otherwise in a written employment, services or other agreement between the Participant or a Related Company, in the event of a Company Transaction that is not (a) a Change in Control or (b) a Related Party Transaction:

(i) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restricted limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction and shall terminate at the effective time of the Company Transaction.

(ii) All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(iii) Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant's outstanding Awards shall terminate upon or immediately prior to such Company Transaction and

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that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.

15.3.2	Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award or unless provided otherwise in a written employment, services or other agreement between the Participant or a Related Company, in the event of a Change in Control:

(a) any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(b) any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(c) all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and

(d) any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

15.3.3	Change in Control Cash-Out

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Change in Control Exercise Period"), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, SAR, Restricted Stock Unit or Performance Share, shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company within the Change in Control Exercise Period to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:

(a) for an Option or SAR, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option, or the grant price per share of Common Stock under the SAR; and

(b) for a Restricted Stock Unit or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share,

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multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 15.3.3 shall have been exercised.

15.4	Further Adjustment of Awards
Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

15.5	No Limitations
The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6	Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 16. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1	Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following "performance criteria" for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, occupancy rate, rate per unit, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the "Performance Criteria"). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

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16.2	Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3	Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Participant may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 400,000 shares of Common Stock. The maximum dollar value payable with respect to any Awards that are payable in cash subject to this Section 16 and granted to any Participant in any one calendar year shall be $3,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17. AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the Effective Date.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Sections 15 or 18.12 shall not be subject to these restrictions.

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SECTION 18. GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in

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settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Shareholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgement of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

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18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law.

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.12	Section 409A of the Code
Notwithstanding anything contained in the Plan to the contrary, any and all Awards, payments, distributions, deferral elections, transactions and any other actions or arrangements made or entered into pursuant to the Plan shall remain subject at all times to compliance with the requirements of Section 409A of the Code. If the Plan Administrator determines that any Award is subject to Section 409A, the agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. If the Plan Administrator determines that any Award may be subject to Section 409A, the Plan Administrator may adopt such amendments to the Plan and the applicable agreement evidencing the Award or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A or (b) comply with the requirements of Section 409A.

SECTION 19. EFFECTIVE DATE

The effective date (the "Effective Date") is the date on which the Plan is approved by the shareholders of the Company.

16

APPENDIX A

DEFINITIONS

As used in the Plan,

"Acquired Entity" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

"Award" means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"Change in Control," unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by Daniel R. Baty or any of his affiliates or by Saratoga Partners IV, L.P. or any of its affiliates, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (v) a Related Party Transaction; or

(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

"Change in Control Exercise Period" has the meaning set forth in Section 15.3.3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" has the meaning set forth in Section 3.1.

"Common Stock" means the common stock, par value $.001 per share, of the Company.

"Company" means Emeritus Corporation, a Washington corporation.

"Company Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a statutory share exchange pursuant to which the Company's outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company's outstanding voting securities; or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

"Compensation Committee" means the Compensation Committee of the Board.

"Covered Employee" means a "covered employee" as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

"Disability," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"Effective Date" has the meaning set forth in Section 19.

"Eligible Person" means any person eligible to receive an Award as set forth in Section 5.

"Entity" means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" means the closing sale price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

"Grant Date" means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined for purposes of Section 422 of the Code or any successor provision.

"Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means a right to purchase Common Stock granted under Section 7.

"Outstanding Company Common Stock" has the meaning set forth under "Change of Control" in this Appendix A.

"Outstanding Company Voting Securities" has the meaning set forth under "Change of Control" in this Appendix A.

"Parent Company" means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.

"Participant" means any Eligible Person to whom an Award is granted.

"Performance Award" means an Award of Performance Shares or Performance Units granted under Section 11.

"Performance Criteria" has the meaning set forth in Section 16.1.

"Performance Share" means an Award of units denominated in shares of Common Stock granted under Section 11.1.

"Performance Unit" means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

"Plan" means the Emeritus Corporation 2006 Equity Incentive Plan.

''Related Company" means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

"Related Party Transaction" means a Company Transaction pursuant to which:

(a) the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(b) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the Successor Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable

Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(c) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).

"Restricted Stock" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

"Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Committee or the Company's chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as that term is defined in Section 411(a)(8) of the Code.

"Section 409A" means Section 409A of the Code, including any proposed and final regulations and other guidance issused thereunder by the Department of the Treasury and/or the Internal Revenue Service.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Stock Appreciation Right" or "SAR" means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

"Stock Award" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

"Stock Unit" means an Award denominated in units of Common Stock granted under Section 10.

"Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

"Successor Company" means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

"Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

"Vesting Commencement Date" means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

EMERITUS CORPORATION

PROXY FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 14, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Daniel R. Baty, as the proxy with full power of substitution and hereby authorizes him to represent and to vote as designated hereon all the shares of Common Stock of Emeritus Corporation held of record by the undersigned on April 14, 2006, at the 2006 Annual Meeting of Shareholders to be held at the South Cascade Room of the Harbor Club, Norton Building, 801 Second Avenue, 17th Floor, Seattle, Washington 98104, at 10:00 a.m. on Wednesday, June 14, 2006, with authority to vote upon the following matters and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT - PLEASE DATE AND SIGN ON THE OTHER SIDE

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED. WILL BE VOTED “FOR” THE PROPOSALS

Mark Here for Address Change or Comments

PLEASE SEE REVERSE SIDE

						FOR	AGAINST	ABSTAIN
ITEM 1.	ELECTION OF DIRECTORS Election of the following nominees to serve as directors in the class indicated and for the term indicated until their successors are elected and qualified.	FOR all nominees Listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below	2.	APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN.	FOR	AGAINST	ABSTAIN
CLASS I (TERM EXPIRING 2009): 01 ROBERT E. MARKS 02 DAVID W. NIEMIEC				3.	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

					I plan to attend the Annual Meeting
____________________________________________________________________
(Write the name(s) of nominee(s) in this space)
Unless otherwise directed all votes will be apportioned equally between those persons for whom authority is given to vote.

In his discretion, the proxy is authorized to vote upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” ALL THE OTHER ITEMS.

The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders and a Proxy Statement dated April 28, 2006.

YOUR VOTE IS IMPORTANT, PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.

Signature___________________________________________________Signature___________________________________________________Date____________________
Please sign below exactly as your name appears on your stock certificate. When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

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